ADVISORSHARES TRUST

AdvisorShares STAR Global Buy-Write ETF

(NYSE Arca Ticker: VEGA)

(the “Fund”)

Supplement dated February 5, 2025 to the Summary Prospectus and Prospectus dated November 1, 2024

This supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus for the Fund and should be read in conjunction with those documents.

The following replaces the table under Fund Fees and Expenses in the Prospectus and Summary Prospectus for the Fund:

SHAREHOLDER FEES (fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	0.85%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES	0.35%
ACQUIRED FUND FEES AND EXPENSES*	0.16%
TOTAL ANNUAL OPERATING EXPENSES	1.36%

*	Total Annual Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses, which represent the Fund’s pro rata share of the fees and expenses of any money market fund and/or affiliated ETF in which it invested.

The following replaces the Expense table in the Prospectus and Summary Prospectus for the Fund:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
AdvisorShares STAR Global Buy-Write ETF	$138	$431	$745	$1,635

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.